Exhibit 32

CERTIFICATION

We , Danong Chen, Chief Executive Officer of Tanox, Inc. and Gregory P. Guidroz, Vice President of Finance of Tanox, Inc. certify, pursuant to the requirements of Section 906 of The Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Annual Report on Form 10-K/A of Tanox, Inc. for the annual period ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tanox, Inc.

Date: April 30, 2007	By:	/s/ Danong Chen
Danong Chen President and Chief Executive Officer

Date: April 30, 2007	By:	/s/ Gregory Guidroz
Gregory Guidroz Vice President of Finance

A signed original of this written statement required by Section 906 has been provided to Tanox, Inc. and will be retained by Tanox, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.